United
                    High Income
                    Fund II, Inc.

                    ANNUAL
                    REPORT
                    ---------------------------------------
                    For the fiscal year ended September 30, 1996

FUND MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 1996


Dear Shareholder:

     This report relates to the operation of United High Income Fund II, Inc. for the fiscal year ended September 30, 1996. The discussion, graphs and tables contained in this report provide you with information regarding the Fund's performance during that period.

     The past fiscal year has been characterized by steady economic growth and interest rate volatility. The Federal Reserve lowered short-term interest rates in January of 1996, but did not change interest rates during the remainder of the fiscal year. Strong demand for higher yielding securities throughout much of the year has positively impacted the Fund.

     During the past fiscal year, we lengthened the average maturity of the Fund's holdings. The Fund reduced its exposure to higher rated non-investment grade debt securities that tend to underperform during periods of increased demand for higher yielding securities. Income was reinvested in slightly lower-rated debt securities, resulting in increased yields for the Fund.

     The strategies and techniques we applied resulted in the direction of the Fund's performance remaining fairly consistent with that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the high-yield bond market (the First Boston High Yield Index) and the universe of funds with similar investment objectives (the Lipper High Current Yield Bond Fund Universe Average). The Fund's performance over the past fiscal year was slightly below the Lipper Index due to the Fund's relative underweighting in the emerging market sector. We have avoided heavy exposure to emerging markets, including Latin America, Asia and Eastern Europe, as a result of political and economic uncertainties affecting such investments.

     We expect continued moderate U.S. economic growth and low inflation. Such an environment should help companies issuing lower-rated debt securities. Accordingly, we expect demand for higher yielding investments to remain positive and look forward to selecting attractive investment opportunities throughout the next fiscal year.

     Thank you for your continued confidence.

Respectfully,
Louise D. Rieke
Manager, United High Income Fund II, Inc.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       UNITED HIGH INCOME FUND II, INC.,
                       THE FIRST BOSTON HIGH YIELD INDEX,
          AND THE LIPPER HIGH CURRENT YIELD BOND FUND UNIVERSE AVERAGE

                      United    First    Lipper High
                      High     Boston  Current Yield
                      Income     High      Bond Fund
                      Fund II,  Yield       Universe
                      Inc.      Index        Average
                      ------------------  ----------
     09/30/86  Purchase  9,425 10,000         10,000
     09/30/87          9,980   10,598         10,615
     09/30/88         11,076   12,058         11,576
     09/30/89         11,293   12,727         12,194
     09/30/90         10,386   11,596         10,805
     09/30/91         12,843   15,878         13,468
     09/30/92         15,323   19,129         16,352
     09/30/93         17,326   22,129         18,834
     09/30/94         17,726   22,892         19,222
     09/30/95         19,720   26,111         21,489
     09/30/96         22,068   28,922         24,280

  ====    United High Income Fund II, Inc. -- $22,068*
  ++++    First Boston High Yield Index  -- $28,922
  ----    Lipper High Current Yield Bond Fund Universe Average -- $24,280

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Average Annual Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   9/30/96           5.47%     N/A
5 Years Ended
   9/30/96          10.12%     N/A
10 Years Ended
   9/30/96           8.24%     N/A
Aggregate Total
   Return for Life
   of Class Y +++   N/A        5.00%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/96.
Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United High Income Fund II, Inc.

PORTFOLIO STRATEGY:
Invests generally in High- OBJECTIVE:   High level of current
Risk, High-Yield Fixed Income           income, by investing
Securities                              primarily in a diversified portfolio of
Maximum 20% Common Stock                high-yield, high-risk fixed income
                                        securities, with a secondary objective
                                        of capital growth when consistent
                                        with the primary objective.

                            STRATEGY:   Invests generally in debt securities in
                                        lower rating categories as classified by recognized rating agencies; may also invest up to 20% in common stocks. (May purchase securities subject to repurchase agreements. May invest in certain options and futures.)

                             FOUNDED:   1986

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1996
--------------------------------------------
DIVIDENDS PAID                 $0.35
                               =====
NET ASSET VALUE ON
   9/30/96                     $4.14
   9/30/95                      4.03
                               -----
CHANGE PER SHARE               $0.11
                               =====

Past performance is not necessarily indicative of future results.



                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                       ----------     ----------
 1-year period ended 9-30-96                     5.47%         11.90%
 5-year period ended 9-30-96                    10.12%         11.43%
10-year period ended 9-30-96                     8.24%          8.88%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1996, United High Income Fund II, Inc. had net assets totaling $369,719,018 invested in a diversified portfolio of:

   89.38% Corporate Debt Securities
    5.31% Cash and Cash Equivalents
    5.31% Common and Preferred Stocks and Warrants

As a shareholder of United High Income Fund II, Inc., for every $100 you had invested on September 30, 1996, your Fund owned:

  $28.95  Manufacturing Bonds
   23.00  Transportation, Communication, Electric
            and Sanitary Services Bonds
   20.96  Services Bonds
    9.52  Wholesale and Retail Trade Bonds
    5.31  Cash and Cash Equivalents
    5.31  Common and Preferred Stocks and Warrants
    2.66  Finance, Insurance and Real Estate Bonds
    1.54  Mining Bonds
    1.39  Miscellaneous Investing Institutions Bonds
    0.80  Contract Construction Bonds
    0.56  Agriculture, Forestry and Fisheries Bonds

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON AND PREFERRED STOCKS
 AND WARRANTS
Amusement and Recreation Services - 0.20%
 Trump Hotels & Casino Resorts, Inc.*  .    31,250   $    726,563

Business Services - 0.16%
 Bell & Howell Company*  ...............    18,750        595,312

Communication - 0.98%
 Infinity Broadcasting Corporation,
   Class A* ............................    50,625      1,594,688
 Jacor Communications, Inc.*  ..........    25,000        856,250
 Providence Journal Company (The),
   Class A* ............................    40,000      1,175,000
   Total ...............................                3,625,938

Depository Institutions - 0.15%
 California Federal Bank, F.S.B.,
   Preferred, Series B .................     5,000        551,250

Electric, Gas and Sanitary Services - 0.39%
 Consolidated Hydro, Inc., Preferred*  .     3,000        190,950
 Consolidated Hydro, Inc., Warrants (A)*     5,400              5
 El Paso Electric Company, Preferred*  .    10,000      1,150,000
 IntelCom Group Inc., Warrants (A)*  ...     7,425        107,663
   Total ...............................                1,448,618

General Building Contractors - 1.67%
 Walter Industries, Inc.*  .............   482,265      6,178,779

Health Services - 0.29%
 Beverly Enterprises, Inc.*  ...........   100,000      1,087,500

Holding and Other Investment Offices - 0.25%
 National Health Investors, Inc.  ......    27,150        906,131

Lumber and Wood Products - 0.69%
 Triangle Pacific Corp.*  ..............   127,442      2,540,811

Motion Pictures - 0.27%
 Film Roman, Inc.*  ....................   100,000      1,000,000


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                            Shares          Value
COMMON AND PREFERRED STOCKS AND
 WARRANTS (Continued)
Printing and Publishing - 0.25%
 K-III Communications Corporation,
   Preferred ...........................    10,000   $    934,000

Miscellaneous Securities - 0.01%
 Plastic Specialties and Technologies,
    Inc.* ..............................    20,000         20,000
 Reliance Group Holdings, Inc.,
   Warrants*............................     1,061          2,553
   Total ...............................                   22,553

TOTAL COMMON AND PREFERRED STOCKS
 AND WARRANTS - 5.31%                                $ 19,617,455
 (Cost: $21,124,169)
                                         Principal
                                         Amount in
                                         Thousands
CORPORATE DEBT SECURITIES
Agricultural Services - 0.56%
 Hines Horticulture, Inc.,
   11.75%, 10-15-2005 ..................   $ 2,000      2,057,500

Amusement and Recreation Services - 5.97%
 American Skiing Company,
   12.0%, 7-15-2006 (A) ................     2,500      2,481,250
 Argosy Gaming Company:
   12.0%, 6-1-2001, Convertible ........     1,000        900,000
   13.25%, 6-1-2004 (A) ................     1,500      1,492,500
 California Hotel Finance Corporation,
   11.0%, 12-1-2002 ....................     2,250      2,362,500
 Casino America, Inc.,
   12.5%, 8-1-2003 .....................     3,000      3,138,750
 GNS Finance Corp.,
   9.25%, 3-15-2003 ....................     1,500      1,552,500
 Harrah's Operating Company, Inc.,
   10.875%, 4-15-2002 ..................     2,000      2,130,000
 Rio Hotel & Casino, Inc.,
   10.625%, 7-15-2005 ..................     2,000      2,100,000
 Showboat Marina Casino Partnership,
   13.5%, 3-15-2003 ....................     1,500      1,627,500
 Trump Atlantic City Associates,
   11.25%, 5-1-2006 ....................     2,000      1,970,000
 Trump Hotels & Casino Resorts
   Holdings, L.P.,
   15.5%, 6-15-2005 ....................     2,000      2,320,000
   Total ...............................               22,075,000

Building Materials and Garden Supplies - 0.57%
 Orchard Supply Hardware Stores Corporation,
   9.375%, 2-15-2002 ...................     2,000      2,115,000


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Business Services - 2.74%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-2006 ...................   $ 1,500   $  1,558,125
 Bell & Howell Company,
   10.75%, 10-1-2002 ...................     1,750      1,846,250
 Heritage Media Corporation,
   8.75%, 2-15-2006 ....................     1,000        945,000
 Lamar Advertising Company,
   11.0%, 5-15-2003 ....................     2,000      2,095,000
 Multicare Companies, Inc. (The),
   12.5%, 7-1-2002 .....................       415        459,613
 Protect One, Convertible,
   6.75%, 9-15-2003 ....................     2,000      1,957,500
 Scotsman Group, Inc.,
   9.5%, 12-15-2000 ....................     1,250      1,253,125
   Total ...............................               10,114,613

Chemicals and Allied Products - 3.17%
 Revlon Worldwide Corporation,
   0.0%, 3-15-98 .......................     4,250      3,729,375
 UCC Investors Holding, Inc.:
   10.5%, 5-1-2002 .....................     5,500      5,802,500
   0.0%, 5-1-2005 (B) ..................     2,500      2,187,500
   Total ...............................               11,719,375

Communication - 21.48%
 Adelphia Communications Corporation,
   12.5%, 5-15-2002 ....................     4,000      4,220,000
 Allbritton Communications Company,
   9.75%, 11-30-2007 ...................     2,000      1,935,000
 American Radio Systems Corporation,
   9.0%, 2-1-2006 ......................     1,500      1,455,000
 Arch Communications Group, Inc.,
   0.0%, 3-15-2008 (B) .................     1,000        560,000
 Argyle Television Operations, Inc.,
   9.75%, 11-1-2005 ....................     3,000      3,000,000
 Brooks Fiber Properties, Inc.,
   0.0%, 3-1-2006 (B) ..................     2,500      1,537,500
 CS Wireless Systems, Inc., Units,
   0.0%, 3-1-2006 (A)(B)(C).............       100      2,060,000
 Cablevision Industries Corporation,
   9.25%, 4-1-2008 .....................     2,000      2,055,600
 Cablevision Systems Corporation,
   10.75%, 4-1-2004 ....................     1,500      1,541,250
 CenCall Communications Corp.,
   0.0%, 1-15-2004 (B)..................     2,500      1,650,000
 COMCAST CELLULAR CORPORATION,
   0.0%, 3-5-2000 ......................     2,200      1,545,500


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 Comcast Corporation,
   9.5%, 1-15-2008 .....................   $ 4,000   $  4,075,000
 Comcast UK Cable Partners Limited,
   0.0%, 11-15-2007 (B) ................     4,000      2,535,000
 Diamond Cable Communications Plc,
   0.0%, 12-15-2005 (B) ................     1,000        645,000
 Granite Broadcasting Corporation:
   10.375%, 5-15-2005 ..................     1,000      1,010,000
   9.375%, 12-1-2005 ...................     1,500      1,440,000
 Infinity Broadcasting Corporation,
   10.375%, 3-15-2002 ..................     2,500      2,637,500
 InterCel, Inc., Units,
   0.0%, 2-1-2006 (B)(D) ...............        18      1,019,375
 Intermedia Communications of Florida, Inc.,
   0.0%, 5-15-2006 (B) .................     2,250      1,406,250
 Jacor Communications, Inc.,
   10.125%, 6-15-2006 ..................     1,000      1,030,000
 MFS Communications Company, Inc.:
   0.0%, 1-15-2004 (B) .................     2,475      2,079,000
   0.0%, 1-15-2006 (B) .................     2,500      1,750,000
 Marcus Cable Operating Company, L. P.,
   0.0%, 8-1-2004 (B) ..................     3,500      2,730,000
 Metrocall, Inc.,
   10.375%, 10-1-2007 ..................     1,000        830,000
 Microcell Telecommunications Inc., Units,
   0.0%, 6-1-2006 (A)(B)(E) ............     5,000      2,800,000
 PanAmSat, L.P.:
   9.75%, 8-1-2000 .....................     2,500      2,637,500
   0.0%, 8-1-2003 (B) ..................     5,000      4,550,000
 RSL Communications, Ltd., Units,
   12.25%, 11-15-2006 (A)(F) ...........     1,000      1,000,000
 Rifkin Acquisition Partners, L.L.L.P.,
   11.125%, 1-15-2006 ..................     1,500      1,545,000
 Rogers Cantel Inc.,
   9.375%, 6-1-2008 ....................     1,500      1,481,250
 Rogers Communications Inc.,
   9.125%, 1-15-2006 ...................     3,000      2,835,000
 SFX Broadcasting, Inc.,
   10.75%, 5-15-2006 ...................     1,500      1,560,000
 Shared Technologies Fairchild
   Communications Corp.,
   0.0%, 3-1-2006 (B) ..................     1,000        787,500
 Sprint Spectrum L.P.,
   0.0%, 8-15-2006 (B) .................     3,500      2,047,500
 Sullivan Broadcasting Company, Inc.,
   10.25%, 12-15-2005 ..................       500        497,500


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 Teleport Communications Group Inc.:
   9.875%, 7-1-2006 ....................   $ 1,000   $  1,025,000
   0.0%, 7-1-2007 (B) ..................     1,750      1,120,000
 USA Mobile Communications, Inc. II,
   9.5%, 2-1-2004 ......................     1,000        960,000
 United International Holdings, Inc.,
   0.0%, 11-15-99 ......................     2,500      1,737,500
 Vanguard Cellular Systems, Inc.,
   9.375%, 4-15-2006 ...................     1,000        990,000
 Viacom International Inc.,
   8.0%, 7-7-2006 ......................     6,000      5,602,500
 Videotron Plc,
   0.0%, 8-15-2005 (B) .................     2,250      1,490,625
   Total ...............................               79,413,850

Depository Institutions - 0.28%
 First Nationwide Escrow Corp.,
   10.625%, 10-1-2003 (A) ..............     1,000      1,046,250

Eating and Drinking Places - 0.27%
 Foodmaker, Inc.,
   9.25%, 3-1-99 .......................     1,000      1,000,000

Electric, Gas and Sanitary Services - 0.96%
 El Paso Electric Company,
   8.9%, 2-1-2006 ......................     2,000      2,024,140
 IntelCom Group Inc.,
   0.0%, 9-15-2005 (B) .................     2,250      1,507,500
   Total ...............................                3,531,640

Electronic and Other Electric Equipment - 2.40%
 A+ Network, Inc.,
   11.875%, 11-1-2005 ..................     1,500      1,458,750
 Advanced Micro Devices, Inc.,
   11.0%, 8-1-2003 .....................     1,000      1,032,500
 Communications & Power Industries,
   Inc.,
   12.0%, 8-1-2005 .....................     2,000      2,172,500
 Exide Corporation:
   0.0%, 12-15-2004 (B) ................     1,000        900,000
   10.0%, 4-15-2005 ....................     1,500      1,537,500
 Harmon Industries, Inc.,
   12.0%, 8-1-2002 .....................     1,635      1,790,325
   Total ...............................                8,891,575


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Engineering and Management Services - 0.55%
 Essex Group, Inc.,
   10.0%, 5-1-2003 .....................   $ 2,000   $  2,050,000

Fabricated Metal Products - 1.34%
 American Safety Razor Company,
   9.875%, 8-1-2005 ....................     2,000      2,045,000
 Nortek, Inc.,
   9.875%, 3-1-2004 ....................     3,000      2,910,000
   Total ...............................                4,955,000

Food and Kindred Products - 1.00%
 Dr Pepper Bottling Holdings, Inc.,
   0.0%, 2-15-2003 (B) .................     1,000        920,000
 Specialty Foods Corporation:
   10.25%, 8-15-2001 ...................     2,000      1,840,000
   11.125%, 10-1-2002 ..................     1,000        930,000
   Total ...............................                3,690,000

Food Stores - 4.19%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-2004 ....................     1,500      1,440,000
 Bruno's, Inc.,
   10.5%, 8-1-2005 .....................     2,000      2,050,000
 Dominick's Finer Foods, Inc.,
   10.875%, 5-1-2005 ...................     1,000      1,082,500
 Jitney-Jungle Stores of America, Inc.,
   12.0%, 3-1-2006 .....................     1,500      1,593,750
 Penn Traffic Company (The):
   10.25%, 2-15-2002 ...................     3,500      3,080,000
   10.65%, 11-1-2004 ...................     2,500      2,100,000
 Ralphs Grocery Company,
   10.45%, 6-15-2004 ...................     2,500      2,534,375
 Smith's Food & Drug Centers, Inc.,
   11.25%, 5-15-2007 ...................     1,500      1,593,750
   Total ...............................               15,474,375

Furniture and Fixtures - 1.07%
 Lear Seating Corporation,
   8.25%, 2-1-2002 .....................     4,000      3,940,000

General Building Contractors - 0.80%
 Beazer Homes USA, Inc.,
   9.0%, 3-1-2004 ......................     1,500      1,410,000
 NVR L.P.,
   11.0%, 4-15-2003 ....................     1,500      1,552,500
   Total ...............................                2,962,500


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
General Merchandise Stores - 0.59%
 Kmart Funding Corporation,
   8.99%, 7-5-2010 .....................   $ 2,500   $  2,175,000

Health Services - 5.52%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-2002 .....................     2,000      2,060,000
 General Medical Corporation:
   10.875%, 8-15-2003 ..................     3,000      3,075,000
   12.125%, 8-15-2005 ..................     2,529      2,515,016
 Paracelsus Healthcare Corporation,
   10.0%, 8-15-2006 ....................     2,000      2,070,000
 Quorum Health Group, Inc.:
   11.875%, 12-15-2002 .................     4,000      4,410,000
   8.75%, 11-1-2005 ....................     2,000      2,005,000
 Regency Health Services, Inc.,
   9.875%, 10-15-2002 ..................     1,000      1,005,000
 Tenet Healthcare Corporation:
   9.625%, 9-1-2002 ....................     1,000      1,085,000
   10.125%, 3-1-2005 ...................     2,000      2,170,000
   Total ...............................               20,395,016

Holding and Other Investment Offices - 1.39%
 Grupo Industrial Durango, S.A. de C.V.,
   12.625%, 8-1-2003 ...................     2,000      2,117,500
 LTC Properties, Inc., Convertible:
   8.5%, 1-1-2000 ......................     2,000      2,015,000
   8.5%, 1-1-2001 ......................     1,000      1,025,000
   Total ...............................                5,157,500

Hotels and Other Lodging Places - 4.92%
 GNF, CORP.,
   10.625%, 4-1-2003 ...................     1,500      1,642,500
 HMC Acquisition Properties, Inc.,
   9.0%, 12-15-2007 ....................     1,500      1,441,875
 LaQuinta Motor Inns, Inc.,
   9.25%, 5-15-2003 ....................     4,000      4,080,000
 Premier Parks, Inc.,
   12.0%, 8-15-2003 ....................     1,000      1,078,750
 Prime Hospitality Corp.,
   9.25%, 1-15-2006 ....................     2,000      2,010,000
 Red Roof Inns, Inc.,
   9.625%, 12-15-2003 ..................     1,500      1,462,500


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Hotels and Other Lodging Places (Continued)
 Showboat, Inc.,
   9.25%, 5-1-2008 .....................   $ 4,000   $  3,990,000
 Station Casinos, Inc.,
   10.125%, 3-15-2006 ..................     1,500      1,473,750
 Wyndham Hotel Corporation,
   10.5%, 5-15-2006 ....................     1,000      1,026,250
   Total ...............................               18,205,625

Industrial Machinery and Equipment - 2.86%
 American Standard Inc.:
   0.0%, 6-1-2005 (B) ..................     4,750      4,358,125
   9.25%, 12-1-2016 ....................     1,500      1,530,000
 Collins & Aikman Products Co.,
   11.5%, 4-15-2006 ....................     2,500      2,631,250
 Fairfield Manufacturing Company, Inc.,
   11.375%, 7-1-2001 ...................     2,000      2,050,000
   Total ...............................               10,569,375

Instruments and Related Products - 2.78%
 Dade International Inc.,
   11.125%, 5-1-2006 (A) ...............     1,000      1,070,000
 IVAC Corporation,
   9.25%, 12-1-2002 ....................     1,000      1,012,500
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .....................     5,000      5,100,000
 Maxxim Medical, Inc.,
   10.5%, 8-1-2006 (A) .................     3,000      3,112,500
   Total ...............................               10,295,000

Insurance Carriers - 0.99%
 Aetna Industries, Inc.,
   11.875%, 10-1-2006 (A) ..............     1,000      1,020,000
 American Annuity Group, Inc.,
   9.5%, 8-15-2001 .....................     2,500      2,631,250
   Total ...............................                3,651,250

Lumber and Wood Products - 0.70%
 Triangle Pacific Corp.,
   10.5%, 8-1-2003 .....................     2,500      2,600,000

Metal Mining - 0.16%
 UCAR Global Enterprises Inc.,
   12.0%, 1-15-2005 ....................       515        587,743


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Miscellaneous Manufacturing Industries - 0.63%
 E&S Holdings Corporation,
   10.375%, 10-1-2006 (A) ..............   $ 1,250   $  1,281,250
 Shop Vac Corporation,
   10.625%, 9-1-2003 (A) ...............     1,000      1,030,000
   Total ...............................                2,311,250

Miscellaneous Retail - 2.20%
 Eckerd Corporation,
   9.25%, 2-15-2004 ....................     5,500      5,568,750
 Michaels Stores, Inc.,
   10.875%, 6-15-2006 ..................     2,500      2,550,000
   Total ...............................                8,118,750

Motion Pictures - 0.97%
 Cobb Theatres, L.L.C.,
   10.625%, 3-1-2003 ...................     1,500      1,545,000
 Plitt Theatres, Inc.,
   10.875%, 6-15-2004 ..................     2,000      2,025,000
   Total ...............................                3,570,000

Nondepository Institutions - 1.39%
 First Nationwide Holdings Inc.,
   12.5%, 4-15-2003 ....................     1,500      1,623,750
 GP Group, Inc.,
   8.75%, 12-15-98 .....................     3,500      3,526,250
   Total ...............................                5,150,000

Oil and Gas Extraction - 1.38%
 Falcon Drilling, Inc.,
   9.75%, 1-15-2001 ....................     1,500      1,518,750
 Flores & Rucks, Inc.,
   9.75%, 10-1-2006 ....................     1,000      1,013,750
 Noble Drilling Corporation,
   9.25%, 10-1-2003 ....................     2,500      2,587,500
   Total ...............................                5,120,000

Paper and Allied Products - 3.39%
 Asia Pulp & Paper Company Ltd,
   11.75%, 10-1-2005 ...................     2,000      2,070,000
 Container Corporation of America,
   10.75%, 5-1-2002 ....................     2,000      2,100,000
 Fort Howard Corporation:
   9.25%, 3-15-2001 ....................     2,000      2,040,000
   11.0%, 1-2-2002 .....................     4,079      4,267,903
 Four M Corporation,
   12.0%, 6-1-2006 (A) .................     1,000      1,060,000
 Mail-Well Corporation,
   10.5%, 2-15-2004 ....................     1,000        980,000
   Total ...............................               12,517,903


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Personal Services - 0.29%
 Prime Succession Acquisition Corp.,
   10.75%, 8-15-2004 (A) ...............   $ 1,000   $  1,067,500

Primary Metal Industries - 1.12%
 Commonwealth Aluminum Corporation,
   10.75%, 10-1-2006 (A) ...............     2,000      2,050,000
 Oregon Steel Mills, Inc.,
   11.0%, 6-15-2003 ....................     2,000      2,102,500
   Total ...............................                4,152,500

Printing and Publishing - 2.92%
 American Media Operations, Inc.,
   11.625%, 11-15-2004 .................     3,000      3,157,500
 Big Flower Press, Inc.,
   10.75%, 8-1-2003 ....................     1,667      1,704,508
 Herff Jones, Inc.,
   11.0%, 8-15-2005 ....................     2,000      2,115,000
 Jordan Industries, Inc.,
   10.375%, 8-1-2003 ...................     3,000      2,895,000
 K-III Communications Corporation,
   8.5%, 2-1-2006 ......................     1,000        930,000
   Total ...............................               10,802,008

Rubber and Miscellaneous Plastics Products - 0.50%
 RBX Corporation,
   11.25%, 10-15-2005 ..................     2,000      1,880,000

Stone, Clay and Glass Products - 1.80%
 Owens-Illinois, Inc.:
   10.0%, 8-1-2002 .....................     2,000      2,080,000
   9.75%, 8-15-2004 ....................     4,500      4,590,000
   Total ...............................                6,670,000

Textile Mill Products - 1.62%
 Avondale Mills, Inc.,
   10.25%, 5-1-2006 (A) ................     1,000      1,020,000
 CONSOLTEX GROUP INC.,
   11.0%, 10-1-2003 ....................     2,000      1,975,000
 WestPoint Stevens Inc.,
   9.375%, 12-15-2005 ..................     3,000      3,007,500
   Total ...............................                6,002,500


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Transportation Equipment - 1.65%
 Greenwich Air Services, Inc.,
   10.5%, 6-1-2006 .....................  $  2,500   $  2,568,750
 Silgan Corporation,
   13.25%, 12-15-2002 ..................     1,000      1,015,000
 Walbro Corporation,
   9.875%, 7-15-2005 ...................     1,000      1,020,000
 Westinghouse Air Brake Company,
   9.375%, 6-15-2005 ...................     1,500      1,488,750
   Total ...............................                6,092,500

Transportation Services - 0.28%
 Core-Mark International, Inc.,
   11.375%, 9-15-2003 (A) ..............     1,000      1,025,000

Trucking and Warehousing - 0.28%
 Iron Mountain Incorporated,
   10.125%, 10-1-2006 ..................     1,000      1,025,000

Wholesale Trade - Durable Goods - 0.28%
 Alvey Systems, Inc.,
   11.375%, 1-31-2003 ..................     1,000      1,047,500

Wholesale Trade - Nondurable Goods - 1.42%
 Corporate Express, Inc.,
   9.125%, 3-15-2004 ...................     2,000      1,997,500
 LaRoche Industries Inc.,
   13.0%, 8-15-2004 ....................       500        547,500
 United Stationers Supply Co.,
   12.75%, 5-1-2005 ....................     2,500      2,703,125
   Total ...............................                5,248,125

TOTAL CORPORATE DEBT SECURITIES - 89.38%             $330,473,723
 (Cost: $322,618,459)

TOTAL SHORT-TERM SECURITIES - 3.34%                  $ 12,341,873
 (Cost: $12,341,873)

TOTAL INVESTMENT SECURITIES - 98.03%                 $362,433,051
 (Cost: $356,084,501)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.97%       7,285,967

NET ASSETS - 100.00%                                 $369,719,018


             See Notes to Schedule of Investments on pages 17 - 18.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1996

Notes to Schedule of Investments
   * No income dividends were paid during the preceding 12 months.
     (A)  As of September 30, 1996, the following restricted securities were
     owned:                    Shares/
                               Principal
                   Acquisition  Amount                Market
     Security         Date      in 000's  Cost         Value
     --------      ----------- --------------------------------
  Consolidated Hydro, Inc.,
     Warrants          6/15/93     5,400$   127,817$         5
  IntelCom Group Inc.,
     Warrants           8/3/95     7,425    28,881     107,663
  Aetna Industries, Inc.,
     11.875%, 10-1-2006 8/8/96    $1,000 1,000,000   1,020,000
  American Skiing Company,
     12.0%, 7-15-2006  6/25/96     2,500 2,429,125   2,481,250
  Argosy Gaming Company,
     13.25%, 6-1-2004  5/31/96     1,500 1,500,000   1,492,500
  Avondale Mills, Inc.,
     10.25% 5-1-2006   4/23/96     1,000   984,700   1,020,000
  Commonwealth Aluminum Corporation,
     10.75%, 10-1-2006 9/16/96     1,000 1,000,000   1,025,000
                       9/19/96     1,000 1,012,500   1,025,000
  Core-Mark International, Inc.,
     11.375%, 9-15-2003 9/24/96    1,000 1,000,000   1,025,000
  CS Wireless Systems, Inc.,
     Units,
     0.0%, 3-1-2006    2/16/96       100 2,294,840   2,060,000
  Dade International Inc.,
     11.125%, 5-1-2006 4/30/96     1,000 1,000,000   1,070,000
  E&S Holdings Corporation,
     10.375%, 10-1-2006 9/24/96      750   750,000     768,750
                       9/25/96       500   508,750     512,500
  First Nationwide Escrow Corp.,
     10.625%, 10-1-2003 9/13/96    1,000 1,000,000   1,046,250
  Four M Corporation,
     12.0%, 6-1-2006   5/23/96     1,000 1,000,000   1,060,000
  Maxxim Medical, Inc.,
     10.5%, 8-1-2006   7/18/96
                    to 9/11/96     3,000 3,030,313   3,112,500
  Microcell Telecommunications
     Inc., Units,
     0.0%, 6-1-2006    6/13/96     5,000 2,392,500   2,800,000
  Prime Succession Acquisition Corp.,
     10.75%, 8-15-2004 8/13/96     1,000 1,000,000   1,067,500
  RSL Communications, Ltd., Units,
     12.25%, 11-15-2006 9/30/96    1,000 1,000,000   1,000,000
  Shop Vac Corporation,
     10.625%, 9-1-2003 9/25/96     1,000 1,000,000   1,030,000
                                        ----------------------
                                        $24,059,426$24,723,918
                                        ======================

     The total market value of restricted securities represents approximately 6.69% of the total net assets at September 30, 1996.

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Each Unit consists of 1 senior discount note due 3/1/2006 and 1.1 shares of common stock.

(D) Each Unit consists of 10 senior discount notes due 2/1/2006 and 32 warrants.

(E) Each Unit consists of $1,000 principal amount at maturity of senior discount notes due 2006, four initial warrants to purchase Class B non-voting shares of Microcell and four conditional warrants to purchase Class B shares.

(F) Each Unit consists of one 12.25% senior note due 2006 and one warrant to purchase Class A common stock.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

Assets
 Investment securities -- at value (Notes 1 and 3)   $362,433,051
 Cash  .............................................       80,932
 Receivables:
   Interest and dividends ..........................    7,156,213
   Investment securities sold ......................    6,470,431
   Fund shares sold ................................      282,902
 Prepaid insurance premium  ........................       15,629
 Other assets  .....................................        5,836
                                                     ------------
    Total assets  ..................................  376,444,994
                                                     ------------
Liabilities
 Payable for investment securities purchased  ......    5,028,750
 Payable for Fund shares redeemed  .................    1,272,009
 Dividends payable  ................................      256,879
 Accrued service fee  ..............................      116,100
 Accrued transfer agency and dividend disbursing  ..       47,238
 Accrued accounting services fee  ..................        5,000
                                                     ------------
    Total liabilities  .............................    6,725,976
                                                     ------------
      Total net assets ............................. $369,719,018
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 89,344,925
   Additional paid-in capital ......................  323,850,681
 Accumulated undistributed gain (loss):
   Accumulated undistributed net realized
    loss on investment transactions  ...............  (49,825,138)
   Net unrealized appreciation in value of
    investments at end of period  ..................    6,348,550
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $369,719,018
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $4.14
 Class Y  ..........................................        $4.14
Capital shares outstanding
 Class A  ..........................................   88,946,257
 Class Y  ..........................................      398,668
Capital shares authorized ..........................  400,000,000


                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1996

Investment Income
 Income:
   Interest  .......................................  $34,753,551
   Dividends .......................................      275,305
                                                      -----------
    Total income  ..................................   35,028,856
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    2,048,451
   Transfer agency and dividend disbursing - Class A      582,124
   Service fee - Class A ...........................      555,154
   Legal fees ......................................       63,218
   Accounting services fee .........................       60,000
   Audit fees ......................................       27,274
   Custodian fees ..................................       21,331
   Shareholder servicing - Class Y..................        1,419
   Other ...........................................      113,000
                                                      -----------
    Total expenses  ................................    3,471,971
                                                      -----------
      Net investment income ........................   31,556,885
                                                      -----------

Realized and Unrealized Gain (Loss) on Investments
 Realized net loss on securities  ..................     (305,611)
 Realized net loss on foreign
   currency transactions ...........................       (2,475)
                                                         ---------
   Realized net loss in investments ................     (308,086)

 Unrealized appreciation in value of investments
   during the period ...............................    9,597,709
                                                      -----------
   Net gain on investments .........................    9,289,623
                                                      -----------
    Net increase in net assets resulting
      from operations ..............................  $40,846,508
                                                      ===========


                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                        For the fiscal year ended
                                             September 30,
                                        -------------------------
                                             1996        1995
                                        ------------ ------------
Increase in Net Assets
 Operations:
   Net investment income ...............$ 31,556,885 $ 32,004,221
   Realized net loss on
    investments   ......................    (308,086)  (9,062,829)
   Unrealized appreciation .............   9,597,709   15,239,840
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........  40,846,508   38,181,232
                                        ------------ ------------
 Dividends to shareholders from
   net investment income:*
   Class A ............................. (31,472,032) (32,004,221)
   Class Y .............................     (82,378)         ---
                                        ------------ ------------
                                         (31,554,410) (32,004,221)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    Class A (6,019,156 and 7,993,791
      shares, respectively) ............  24,540,706   31,537,803
    Class Y (399,081 and 0
      shares, respectively) ............   1,655,574          ---
   Proceeds from reinvestment of
    dividends
    Class A (6,888,364 and 7,199,082
      shares, respectively) ............  28,126,443   28,417,425
    Class Y (19,867 and 0
      shares, respectively) ............      81,059          ---
   Payments for shares redeemed
    Class A (15,121,588 and 15,495,006
      shares, respectively) ............ (61,675,274) (60,993,212)
    Class Y (20,280 and 0
      shares, respectively) ............     (83,233)         ---
                                        ------------ ------------
    Net decrease in net assets
      resulting from capital
      share transactions ...............  (7,354,725)  (1,037,984)
                                        ------------ ------------
      Total increase ...................   1,937,373    5,139,027
Net Assets
 Beginning of period  .................. 367,781,645  362,642,618
                                        ------------ ------------
 End of period  ........................$369,719,018 $367,781,645
                                        ============ ============
   Undistributed net investment
    income  ............................        $---         $---
                                                ====         ====
                 *See "Financial Highlights" on pages 22 - 23.
                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1996   1995    1994   1993    1992
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period ............          $4.03  $3.96   $4.21  $4.06   $3.75
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.35   0.35    0.35   0.36    0.39
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.11   0.07   (0.25)  0.15    0.31
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.46   0.42    0.10   0.51    0.70
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income ............          (0.35) (0.35)  (0.35) (0.36)  (0.39)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $4.14  $4.03   $3.96  $4.21   $4.06
                              =====  =====   =====  =====   =====
Total return* ......          11.90% 11.25%   2.31% 13.07%  19.31%
Net assets, end of
 period (000
 omitted)  .........       $368,069$367,782$362,643$380,819$345,376
Ratio of expenses to
 average net assets            0.95%  0.89%   0.88%  0.80%   0.82%
Ratio of net investment
 income to average
 net assets  .......           8.60%  8.93%   8.41%  8.64%   9.79%
Portfolio turnover
 rate  .............          55.64% 26.82%  47.05% 69.24%  80.28%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout the Period:


                    For the
                     period
               from 2/27/96
                    through
                   9/30/96*
                   --------
Net asset value,
 beginning of period  $4.15
                      -----
Income from investment
 operations:
 Net investment
   income ..........   0.21
 Net realized and
   unrealized loss
   on investments...  (0.01)
                      -----
Total from investment
 operations ........   0.20
                      -----
Less dividends declared
 from net investment
 income ............  (0.21)
                      -----
Net asset value,
 end of period .....  $4.14
                      =====
Total return .......   5.00%
Net assets, end of
 period (000
 omitted)  ......... $1,650
Ratio of expenses
 to average net
 assets ............   0.77%**
Ratio of net
 investment income
 to average net
 assets ............   8.83%**
Portfolio
 turnover rate .....  55.64%**

  *On January 12, 1996, the Fund began offering Class Y shares to the public.
Fund
    shares outstanding prior to that date were designated Class A shares. **Annualized.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

NOTE 1 -- Significant Accounting Policies

     United High Income Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed-income securities, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At September 30, 1996, $2,475 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $14.7 billion of combined net assets at September 30, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Fund) of $931,980, out of which W&R paid sales commissions of $516,639 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $14,351.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $192,425,405 while proceeds from maturities and sales aggregated $192,305,371. Purchases of short-term securities aggregated $275,688,266 while proceeds from maturities and sales aggregated $285,627,651. No U.S. Government securities were bought or sold during the period ended September 30, 1996.

     For Federal income tax purposes cost of investments owned at September 30, 1996 was $355,624,617, resulting in net unrealized appreciation of $6,808,434, of which $14,086,001 related to appreciated securities and $7,277,567 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized net capital losses of $7,783,310 during its fiscal year ended September 30, 1996, which included losses of $8,672,751 deferred from the year ended September 30, 1995 (see discussion below). Capital loss carryforwards aggregated $50,009,569 at September 30, 1996, and are available to offset future realized capital gain net income for Federal income tax purposes through September 30, 1997; $49,637,018 of this amount is available through September 30, 1998; $48,332,059 is available through September 30, 1999; $16,403,059 is available through September 30, 2000; $8,173,389 is available through September 30, 2003; and $7,783,310 is available through September 30, 2004.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its next fiscal year ("post-October losses"). From November 1, 1994 through September 30, 1995, the Fund incurred net capital losses of $8,672,751, which have been deferred to the fiscal year ended September 30, 1996.

NOTE 5 -- Commencement of Multiclass Operations

     On January 21, 1996, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United High Income Fund II, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United High Income Fund II, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Kansas City, Missouri
November 8, 1996

INCOME TAX INFORMATION

Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 1996:

                     PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date            IncomeCapital GainsQualifyingQualifyingCapital Gains
---------        ---------------------------------------------------
                                    Class A
October through
   December 1995    100.00%    ---%   0.9343%      99.0657% ---%
January through
   September 1996   100.00%    ---%   0.8487%      99.1513% ---%

                                    Class Y
October through
   December 1995    100.00%    ---%   0.9343%      99.0657% ---%
January through
   September 1996   100.00%    ---%   0.8487%      99.1513% ---%

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Doyle Patterson, Kansas City, Missouri
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona

OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Louise D. Rieke, Vice President
Carl E. Sturgeon, Vice President



This report is submitted for the general information of the shareholders of United High Income Fund II, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United High Income Fund II, Inc. current prospectus.





To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1015A(9-96)

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